UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 13, 2014
___________________
Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
___________________
DELAWARE
(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 700, Tulsa, OK	74135
(Address of Principal Executive Offices)	(Zip Code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 13, 2014, the stockholders of Matrix Service Company (the “Company”), approved Amendment Number 1 (“Amendment No. 1”) to the Matrix Service Company 2012 Stock and Incentive Compensation Plan (the “2012 Plan”). The primary purpose of Amendment No. 1 is to increase the total number of shares of Common Stock of the Company available for issuance under the 2012 Plan from 1,300,000 shares to 2,300,000 shares. Amendment No. 1 also includes additional changes designed to clarify:
•the prohibition on repricing stock options and stock appreciation rights; and
•the prohibition on paying dividends or dividend equivalents on performance-based equity awards unless the performance criteria are satisfied.
Approval of Amendment No. 1 also constituted approval of the performance goals under the 2012 Plan for purposes of Section 162(m) of the Internal Revenue Code so that certain awards granted under the 2012 Plan may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The 2012 Plan permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards.
A more detailed description of Amendment No. 1 and the 2012 Plan is contained in the Company’s Proxy Statement for its 2014 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 10, 2014 (the “2014 Proxy Statement”). Amendment No. 1 is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On November 13, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal One - Election of Directors
The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2015 annual meeting of stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Authority Withheld	Broker Non Votes
John R. Hewitt	21,961,231	704,659	2,107,714
Michael J. Hall	21,943,837	722,053	2,107,714
I. Edgar (Ed) Hendrix	21,858,571	807,319	2,107,714
Paul K. Lackey	21,857,186	808,704	2,107,714
Tom E. Maxwell	21,860,380	805,510	2,107,714
Jim W. Mogg	21,834,818	831,072	2,107,714
James H. Miller	22,123,641	542,249	2,107,714
Proposal Two - Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2015 was approved. The results of the vote were as follows:

For	24,453,967
Against	290,659
Abstentions	28,978
Broker Non-votes	—
Proposal Three - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted to approve, on an advisory basis, named executive officer compensation for fiscal 2014. The results of the vote were as follows:

For	21,942,628
Against	629,992
Abstentions	93,270
Broker Non-votes	2,107,714
Proposal Four - Approval of Amendment Number 1 to the Matrix Service Company 2012 Stock and Incentive Compensation Plan
The stockholders voted to approve Amendment No. 1 to the Company's 2012 Plan. The results of the vote were as follows:

For	21,075,483
Against	1,543,015
Abstentions	47,392
Broker Non-votes	2,107,714

Item 9.01	Exhibits.

(d) Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
10
Amendment Number 1 to Matrix Service Company 2012 Stock and Incentive Compensation Plan (filed as Exhibit A to the Company's Proxy Statement for Annual Meeting of Stockholders dated October 10, 2014, and incorporated by reference herein).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 18, 2014	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10
Amendment Number 1 to Matrix Service Company 2012 Stock and Incentive Compensation Plan (filed as Exhibit A to the Company's Proxy Statement for Annual Meeting of Stockholders dated October 10, 2014, and incorporated by reference herein).